                                                                    EXHIBIT 4.01

                                               EASTMAN
                                            COMMON STOCK


NUMBER                                         [PHOTO]                                             SHARES


                                      EASTMAN CHEMICAL COMPANY
                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                  This Certifies that                                     CUSIP 277432 10 0
                                                           SEE REVERSE FOR CERTAIN DEFINITIONS


                  is the owner of

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

              Eastman Chemical Company transferable upon the books of the corporation by the
[SEAL]        owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.

                  Witness the seal of the corporation and the signatures of its duly authorized officers.

              Dated

              COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY           /s/
                                (NEW YORK, NY)                        Chairman and Chief Executive Officer

               BY                          TRANSFER AGENT                     /s/
                                           AND REGISTRAR                                     Secretary

                                        AUTHORIZED SIGNATURE


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

             AS OF FEBRUARY 1, 2001 THE SUCCESSOR RIGHTS AGENTS IS
                    AMERICAN STOCK TRANSFER & TRUST COMPANY.


                            EASTMAN CHEMICAL COMPANY

         Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of December 13, 1993
(as such may be amended from time to time, the "Rights Agreement"), between Eastman Chemical Company (the "Company") and First Chicago Trust Company of New
York, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company or a Subsidiary of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring
Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         This certificate and the shares represented hereby are issued and shall be subject to the Certificate of Incorporation of Eastman Chemical
Company as the same has been and shall be amended from time to time, to all of which provisions the holder, by acceptance hereof, assents.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -as tenants in common               UNIF GIFT MIN ACT-         ...........Custodian..........
                                                                                 (Cust)                 (Minor)
TEN ENT           -as tenants by the entireties                                  under Uniform Gifts to Minors
                                                                                 Act.......................
JT TEN            -as joint tenants with right of                                            (State)
                   survivorship and not as tenants
                   in common

    Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
|------------------------------------|
|                                    |
|------------------------------------|------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

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_________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________________

--------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, __________________________


                                    --------------------------------------------
                                              SIGNATURE OF TRANSFEROR


SIGNATURE GUARANTEED:


-----------------------------------------------------------
THIS SIGNATURE(S) MUST BE GUARANTEED AND THE GUARANTOR OF
THIS SIGNATURE(S) MUST BE ACCEPTABLE TO THE TRANSFER AGENT.


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